UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 17, 2008
Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-33723	41-2230745
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Post Oak Boulevard, Suite 800,
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:           713 350 6000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Approval of Equity Incentive Plans
Main Street Capital Corporation 2008 Equity Incentive Plan
     On June 17, 2008, at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) of Main Street Capital Corporation (the “Company”), the Company’s stockholders approved the Main Street Capital Corporation 2008 Equity Incentive Plan (the “2008 Equity Incentive Plan”). Our Board of Directors adopted the 2008 Equity Incentive Plan on July 16, 2007, subject to stockholder approval.
     General. The terms of the 2008 Equity Incentive Plan provide for grants of restricted stock, incentive stock options, non-statutory stock options, dividend equivalent rights, other stock-based awards performance awards, collectively, “Awards.” The purpose of the 2008 Equity Incentive Plan is to provide a means through which Main Street Capital may attract and retain key employees, collectively, the “Participants,” to enter into and remain in our employ. Under the 2008 Equity Incentive Plan, the total number of shares of common stock that may be subject to restricted stock awards, other stock-based awards or performance awards, including options, is 2,000,000 shares. The 2008 Equity Incentive Plan is to be administered by our Compensation Committee of our Board of Directors. The persons eligible to receive Awards under the 2008 Equity Incentive Plan are the executive officers and certain key employees of the Company and its wholly owned subsidiaries, as determined by our Compensation Committee at each issuance.
     Restricted Stock. Except to the extent restricted under the terms of the 2008 Equity Incentive Plan, a Participant granted an Award of restricted stock will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. Each Award of restricted stock will be evidenced by a written agreement with the Participant, which will include any provisions that the Compensation Committee may specify. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant. Except as the Compensation Committee otherwise expressly provides, the restricted stock shall not be transferable other than by will or by laws of descent and distribution. Except as our Compensation Committee otherwise determines, upon termination of a Participant’s employment during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.
     Stock Options. The Compensation Committee is authorized under the plan to grant options to purchase shares of common stock, which may be incentive stock options or non-statutory stock options. Options will be evidenced by a written Award agreement with the Participant, which will include any provisions that the Compensation Committee may specify. The Compensation Committee may determine when an Option will be vested, provided that vesting shall take place at the rate of at least 20% per year over not more than five years from the date the Award is granted. The exercise price of an option may not be less than the fair market value of our common stock on the date of grant. All options granted under the plan must have a term of no more than ten years, and no Participant may be granted an incentive stock option to the extent that, upon the grant of that option, the aggregate fair market value (as defined in the plan) of the common stock with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year would exceed $100,000. The grant price, number of shares, terms and conditions of exercise, whether a stock option may qualify as an incentive stock option under the Internal Revenue Code, and other terms of a stock option grant will be fixed by the Compensation Committee as of the grant date. Incentive stock options are not transferable except by will or the laws of descent and distribution and may be exercised during the Participant’s lifetime only by the Participant. Non-statutory stock options are likewise transferable by will and the laws of descent and distribution, and to the extent permitted by the Board of Directors, by gift to a permitted transferee. Non-statutory stock options which are transferable only after death may be exercised only by the Participant during the Participant’s lifetime.
     The grant price of any stock option must be paid in full at the time the stock is delivered to the Participant. The price must be paid in cash or by such means as permitted by the Compensation Committee and elected by the Participant, which may include a broker-assisted exercise program approved by the Compensation Committee.
     Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant other awards that are payable in or valued relative to shares of our common stock, such as restricted stock units, as it deems to be consistent with the purposes of the plan, including shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions. The Compensation Committee will determine the terms and conditions of any other stock-based awards.
     Performance Awards. A performance award consists of a right to receive an option, restricted stock or other stock-based award subject to the attainment of one or more performance goals. Performance awards may be qualified or unqualified under the Internal Revenue Code. The performance goals for qualified awards are set forth in the 2008 Equity Incentive Plan and may include one or more of the following:
•	stock price measures (including, among others, growth measures and total stockholder return);

•	net investment income or net realized income per share (actual or targeted growth);

•	economic value added;

•	net investment income or net realized income measures;

•	operating income;

•	cash flow and liquidity measures;

•	return measures (including, among others, return on capital employed, return on equity, return on investment and return on assets);

•	operating measures (including, among others, productivity, efficiency, and scheduling measures);

•	expense targets (including, among others, finding and development costs and general and administrative expenses);

•	corporate values measures (including, among others, diversity commitment and ethics compliance).
     Dividend Equivalent Rights. The Compensation Committee may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to common stock subject to an Award; provided that such grants are approved by an order of the Securities and Exchange Commission (the “SEC”).
     Change in Control. Unless the terms of an Award provide otherwise, in the event of a consolidation, merger, stock sale, a sale of substantially all of the Company’s assets, a dissolution or liquidation, or a change to a majority of our Board of Directors or other similar events, the Board of Directors may provide for the assumption of some or all outstanding Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each Award, subject to its terms, will become fully vested or exercisable prior to the covered transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board of Directors, to participate as a stockholder in the covered transaction following vesting or exercise. The Award will terminate upon consummation of the covered transaction.

     Amendment and Termination. Our Board of Directors or its delegate may suspend or terminate the 2008 Equity Incentive Plan at any time. Our Board of Directors will seek stockholder approval of any action modifying a provision of the 2008 Equity Incentive Plan when the Board determines that such stockholder approval is required under the provisions of applicable law. The 2008 Equity Incentive Plan will terminate on July 15, 2017, one day prior to the tenth anniversary of the date the plan was initially adopted by our Board of Directors, unless terminated sooner by action of our Board of Directors.
     SEC Exemptive Order. The SEC granted an order for exemptive relief that authorizes the Company to issue restricted shares to our employees and officers (the “Order”), subject to stockholder approval of the 2008 Equity Incentive Plan. All Awards granted pursuant to the 2008 Equity Incentive Plan must comply with the terms and conditions of the Order.
     A more detailed summary of the material features of the 2008 Equity Incentive Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the 2008 Annual Meeting, filed with the SEC on April 29, 2008, under the section entitled “Approval of the 2008 Equity Incentive Plan (Item 2)” and is incorporated herein by reference. The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2008 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan
     On June 17, 2008, at the 2008 Annual Meeting, the Company’s stockholders approved the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (the “2008 Director Plan”). Our Board of Directors adopted the 2008 Director Plan on July 16, 2007, subject to stockholder approval.
     General. The 2008 Director Plan provides for grants of restricted stock awards, collectively, “Awards.” The purpose of the 2008 Director Plan is to provide a means through which we may attract and retain qualified non-employee directors, collectively, the “Participants,” to enter into and remain in service on our Board of Directors. Under the 2008 Director Plan, the total number of shares of our common stock that may be subject to Awards is 200,000 shares. The persons eligible to receive Awards under the 2008 Director Plan are the members of our Board of Directors who are not employees of the Company. The 2008 Director Plan is to be administered by our Compensation Committee.
     Restricted Stock. Our Compensation Committee is authorized to grant restricted stock Awards. All restricted stock granted under the 2008 Director Plan will be evidenced by an agreement containing such terms and conditions as the Compensation Committee may determine. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2008 Director Plan relate to continued service on our Board of Directors (lapsing on an annual basis).
     The restricted stock will be subject to restrictions on transferability and other restrictions as required by our Compensation Committee from time to time. Except to the extent restricted under the terms of the 2008 Director Plan, a Participant granted an Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be transferred except to the spouse or lineal descendants of the Participant, any trust for the benefit of the spouse or lineal descendants of the Participant, or the guardian or conservator of the Participant.
     Amendment and Termination. Our Board of Directors may modify, revise or terminate the 2008 Director Plan at any time and from time to time, subject to the terms of (1) the Order (defined below), (2) our certificate of incorporation and by-laws and (3) applicable law. The 2008 Director Plan will terminate when all shares of our common stock reserved for issuance under the plan have been issued and the forfeiture provisions on all restricted stock Awards have lapsed, unless earlier terminated by action of our Board of Directors. No Awards under this 2008 Director Plan shall be made after July 16, 2017, the tenth anniversary of the date the plan was initially adopted by our Board of Directors.
     SEC Exemptive Order. The SEC granted an order for exemptive relief that authorizes the Company to issue restricted shares to our non-employee directors (the “Order”), subject to stockholder approval of the 2008 Director Plan. All Awards granted pursuant to the 2008 Director Plan must comply with the terms and conditions of the Order.
     A more detailed summary of the material features of the 2008 Director Plan is set forth in the Proxy Statement under the section entitled “Approval of the 2008 Non-Employee Director Restricted Stock Plan (Item 3)” and is incorporated herein by reference. The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2008 Director Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

10.1*	Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.4 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.2*	Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.5 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.3*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.6 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.4*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.7 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

*	Management contract or compensation plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation
Date: June 23, 2008	By:	/s/ Rodger A. Stout
		Name:	Rodger A. Stout
		Title:	Chief Compliance Officer

Exhibit Index

Exhibit No.	Description

10.1*	Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.4 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.2*	Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.5 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.3*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.6 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

10.4*	Form of Restricted Stock Agreement — Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 4.7 to Main Street Capital Corporation’s Registration Statement on Form S-8 (Reg. No. 333-151799)).

*	Management contract or compensation plan.